UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 1, 2016
KNIGHT KNOX DEVELOPMENT CORP.
(Exact name of registrant as specified in its charter)
Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kemp House, City Road, London, England	EC1V 2NX
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(800) 902-278
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02	Termination of a Material Definitive Agreement

In our Current Report on Form 8-K filed on July 13, 2016, we announced that we had entered into a binding letter of intent with GiftBoxCenter, LLC with respect to a triangular merger with our company, GiftBoxCenter and GBC Sub Inc., a subsidiary of GiftBoxCenter.

On September 1, 2016, we provided GiftBoxCenter with verbal notification that we were terminating the binding letter of intent and subsequently, we received a written termination notice by GiftBoxCenter.

There were no disagreements with either party to the transaction.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT KNOX DEVELOPMENT CORP.
/s/ James Manley
James Manley
Chief Executive Officer

Date: September 7, 2016